UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2022

Infinite Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Sully’s Trail, Suite 202, Pittsford, New York	14534
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (585) 385-0610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Infinite Group, Inc. (the “Company”) held on January 26, 2022, the Company’s stockholders voted on the matters described below.

Proposal 1. The Company’s stockholders elected the following nominees as directors, each to serve for a one-year term expiring in 2023 and until their successors are duly elected and qualified.

Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
James Villa	19,019,160	95,920	6,782,693
Donald W. Reeve	19,024,160	90,920	6,782,693
Andrew Hoyen	18,319,160	795,920	6,782,693

Proposal 2. The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”).

Votes For	Votes Against	Abstain	Broker Non-Votes
16,951,547	263,140	1,900,393	6,782,693

Proposal 3. The Company’s stockholders voted, on an advisory basis, to hold a non-binding vote on executive compensation every year.

1 Year	2 Years	3 Years	Abstain
16,408,816	682,451	124,200	1,899,613

Proposal 4. The Company’s stockholders voted to approve the Company’s 2021 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
17,118,247	798,620	1,204,713	6,776,193

Proposal 5. The Company’s stockholders voted to authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75, to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the reverse stock split.

For	Against	Abstain	Broker Non-Votes
16,836,072	884,095	1,394,913	6,782,693

Proposal 6. The Company’s stockholders voted to ratify the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

For	Against	Abstain
24,558,970	75,190	1,263,613

Proposal 7. The Company’s stockholders voted to approve an adjournment of the 2021 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the 2021 Annual Meeting to approve any of the proposals presented for a vote at the 2021 Annual Meeting.

For	Against	Abstain	Broker Non-Votes
17,129,047	786,120	1,199,913	6,782,693

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinite Group, Inc.

Date: January 28, 2022	By:	/s/ James Villa
James Villa
Chief Executive Officer

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